                       U.S. SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.

                      PROXY STATEMENT PURSUANT TO SECTION 14(A)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

CHECK THE APPROPRIATE BOX:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

(Name of Registrant as Specified in its Charter): CAPITAL CORP OF THE WEST


(Name of Person(s) Filing Proxy Statement): na

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[ ] $500 per each Party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4) Proposed maximum aggregate value of transaction:

___ /Set forth the amount on which the filing fee is calculated and state how it was determined:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement:
    (3) Filing Party:
    (4) Date Filed:

                               CAPITAL CORP OF THE WEST
                           1160 WEST OLIVE AVENUE, SUITE A
                               MERCED, CALIFORNIA 95348

                                    MARCH 10, 1997

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Capital Corp of the West (the "Company") to consider and vote upon (1) a proposal to elect three directors; (2) such other business as may properly come before the meeting.

     The meeting will take place at 7:00 p.m. local time on Thursday, May 8, 1997, at the Italo-American Lodge, West 18th and U Streets, Merced, California.

     Enclosed are the Secretary's Notice of this meeting, a Proxy Card, a Proxy Statement describing the proposals, and a return envelope. Also enclosed is a copy of the Company's 1996 Annual Report to shareholders.

     We encourage you to attend this meeting. Whether or not you are able to attend, please complete, date, sign, and return promptly the enclosed Proxy Card so that your shares will be represented at the meeting. I look forward to seeing you on May 8th.

                             Very truly yours,



                             Thomas T. Hawker
                             President and Chief Executive Officer

                               CAPITAL CORP OF THE WEST
                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of the Shareholders of Capital Corp of the West ("Capital Corp") will be held on Thursday, May 8, 1997, at 7:00 p.m. local time at the Italo-American Lodge, West 18th and U Streets, Merced, California. The meeting will be held for the following purposes:

     1.   To elect three directors;

     2. To act upon such other matters as may properly come before such meeting or any adjournment thereof.

     Holders of common stock of Capital Corp of record at the close of business on March 13, 1997, are entitled to notice and to vote at the meeting. The three candidates for directors who receive the highest number of votes will be elected.

     YOUR VOTE IS IMPORTANT. Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the meeting. This Proxy Statement is being distributed by, and the enclosed proxy is solicited on behalf of the Board of Directors of Capital Corp. The Board of Directors recommends a vote FOR the election of the nominees for director.

                             By Order of the Board of Directors




                             Karen J. Venditti
                             Corporate Secretary

                          THE ANNUAL MEETING OF SHAREHOLDERS
                                   OF CAPITAL CORP

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Capital Corp of proxies to be voted at the Annual Meeting of Shareholders of Capital Corp (the "Capital Corp Meeting") and any adjournments or postponements thereof. At the Capital Corp Meeting, the Shareholders of Capital Corp will be asked to (1) elect three directors; and (2) act upon such other matters as may properly come before such meeting or any adjournment thereof.

DATE, TIME AND PLACE OF MEETING

     The Capital Corp Meeting will be held on May 8, 1997, at 7:00 p.m. local time at the Italo-American Lodge, West 18th and U Streets, Merced, California.

RECORD DATE AND VOTING RIGHTS

     Only holders of record of Capital Corp common stock at the close of business on March 13, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Capital Corp Record Date, there were approximately 1,175 shareholders of record and 1,738,000 shares of Capital Corp common stock outstanding and entitled to vote. Directors and executive officers of Capital Corp and their affiliates owned beneficially as of the Record Date an aggregate of 251,111 shares of Capital Corp common stock (including shares subject to vested options), or approximately 13.3% of the outstanding Capital Corp common stock.

     Each shareholder is entitled to one vote for each share of common stock he or she owns. The three nominees receiving the greatest number of votes will be elected for a three-year term.

VOTING BY PROXY; REVOCABILITY OF PROXIES

     Shareholders may use the enclosed proxy card if they are unable to attend the Meeting in person or wish to have their shares voted by proxy even if they attend the Meeting. All proxies that are properly executed and returned, unless revoked, will be voted at the Meeting in accordance with the instructions indicated thereon or, if no direction is indicated, for the election of the management's nominees as directors, and the execution of a proxy will not affect the right of a shareholder to attend the company's Meeting and vote in person. A person who has given a proxy may revoke it any time before it is exercised at the Meeting by filing with the Secretary of the company a written notice of revocation or a proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at a Meeting will not, by itself, revoke a proxy.

ADJOURNMENTS

     The Meeting may be adjourned, even if a quorum is not present, by the vote of the holders of a majority of the shares represented at the Meeting in person or by proxy. In the absence of a quorum at a Meeting, no other business may be transacted at that Meeting.

     Notice of the adjournment of a Meeting need not be given if the time and place thereof are announced at the Meeting at which the adjournment is taken, provided that if the adjournment is for more than 45 days (in the case of the Capital Corp Meeting), or if after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each shareholder of record entitled to vote at the Meeting. At an adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

SOLICITATION OF PROXIES

     The proxy relating to the Capital Corp Meeting is being solicited by the Board of Directors of Capital Corp. Capital Corp will pay the cost of printing and distributing this Proxy Statement. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Capital Corp common stock beneficially owned by others to forward to such beneficial owners. Capital Corp may reimburse such persons representing beneficial owners of their respective shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Capital Corp, who will not be additionally compensated therefor.

                         PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Bylaws of Capital Corp provide that the number of directors of Capital Corp may be no less than six and no more than 12; the exact number may be changed within this range by action of the Board of Directors or the Shareholders. The number of directors is currently fixed at 11.

     The Board of Directors was classified into three classes with staggered three-year terms. In 1996, Class I Directors were elected for an initial one-year term; Class II Directors were elected for an initial two-year term; and Class III Directors were elected for an initial three-year term. The three persons named below will be nominated for election as Class I Directors to serve until the Annual Meeting in the year 2000 and until their successors are duly elected and qualified. Votes by Capital Corp's proxy holders will be cast in such a way as to effect the election of all nominees. The three candidates receiving the greatest number of votes will be elected for respective three-year terms. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

         Lloyd H. Ahlem
         Dorothy L. Bizzini
         Jerry E. Callister

     The following table provides information with respect to each person nominated and recommended to be elected by the current Board of Directors of Capital Corp, as well as existing directors of Capital Corp whose terms do not expire at the time of the Meeting. Reference is made to the section "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of the nominees.

NAME/CLASS               AGE  DIRECTOR SINCE BUSINESS EXPERIENCE DURING PAST FIVE YEARS
Lloyd H. Ahlem, I        67   1995           Psychologist
Dorothy L. Bizzini, I    62   1992           Owner, Bizzini Real Estate
Jerry E. Callister, I    54   19911          Partner, Callister & Hendricks, Inc., a law firm,
                                             and Chairman and Secretary of Pacific Color
                                             Nurseries, wholesale nursery
Jack F. Cauwels, II      63   1977           Vice President, Insurance Center of Merced
Henry DuPertuis, II      75   1977           Self-employed architectural consultant; founder of
                                             DuPertuis, Scott Architects
John D. Fawcett, II      48   1995           President, Fawcett Farms, Inc.
Thomas T. Hawker, II     54   1991           President/CEO, Capital Corp and County Bank
Robert E. Holl, III      54   1977           Owner, Bob Holl Sheet Metal, an air conditioning
                                             contractor
Bertyl W. Johnson, III   65   1977           Tree crop farmer and nut processor
Tapan Munroe, III        61   1996           Chief Economist, Pacific Gas & Electric Company
James W. Tolladay, III  65   1991            President, Tolladay, Fremming & Parson, a civil
                                             engineering consulting firm


(1)Previously served on Board of Directors from 1977 to 1985.

No family relationships exist among the directors of the Bank.

     No director or person nominated or chosen by the Board of Directors to become a director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended.

Recommendation of Management

THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES.

Committees of The Board of Directors; Director Attendance

     For 1996, the Capital Corp Board of Directors held twelve regularly scheduled and four special meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board on which they served (during the period for which they served).

     The Board of Directors maintains, among others, an Audit Committee, of which directors DuPertuis (Chairman), Callister and Holl are members. During 1996, the Audit Committee held four meetings. The purpose of the Audit Committee is to review the internal controls, external loan review reports, and accounting and financial reporting practices of Capital Corp. It is also the responsibility of the Audit Committee to make a recommendation to the Board of Directors regarding the selection of independent accountants for Capital Corp.

     The Executive Committee functions as the Compensation Committee. Callister (Chairman), Ahlem, Cauwels, Fawcett, and Johnson are members of the Executive Committee, and Hawker is a non-voting member as it relates to compensation matters. During 1996, the Executive Committee held a total of 13 meetings. The primary function of the Executive Committee is to act as an vehicle for communication between the Board and the President and Chief Executive Officer. It also establishes compensation for the Chief Executive Officer and evaluates and recommends to the Board compensation for other executive officers of Capital Corp upon the recommendation of the Chief Executive Officer.

     The Company has no Nominating Committee. The entire Board of Directors performs the functions of a nominating committee.

     During 1996, nonemployee directors received $200 per meeting for their attendance at regular Board meetings, $300 per meeting for attendance at special Board meetings, $165 per committee meetings, a $400 monthly retainer fee, and a $50 monthly car allowance. The Chairman of the Board receives $600 per month in addition to fees received for attendance at Board and Committee meetings. Capital Corp paid a total of $147,230 in directors' fees during 1996.

EXECUTIVE OFFICERS OF CAPITAL CORP

     Set forth below is certain information with respect to each of the executive officers of Capital Corp.

                                                                                 Executive
                                                                                 Officer
Name                     Age   Positions and Offices                             Since
----                     ---   ---------------------                             ----------
Thomas T. Hawker         54    President, Chief Executive Officer and Director   1991

Janey Boyce              36    Senior Vice President and Chief Financial Officer 1992


   Set forth below is certain information with respect to the executive officers of subsidiaries of Capital Corp.

                                                                                 Executive
                                                                                 Officer
Name                     Age   Positions and Offices                             Since
----                     ---   ---------------------                             ----------
Carol L. Wix             60    Executive Vice President and Chief                1992
                               Operating Officer, County Bank

Michael D. Wells         41    Senior Vice President and Chief                   1996
                               Credit Officer, County Bank


     A brief summary of the background and business experience of the executive officers of Capital Corp and its subsidiaries is set forth below.

THOMAS T. HAWKER became County Bank's President and Chief Executive Officer in 1991 and President and Chief Executive Officer of Capital Corp in 1995. Prior to that he served as President and Chief Executive Officer of Concord Commercial Bank from 1986 to 1991.

JANEY E. BOYCE became County Bank's Chief Financial Officer in 1992 and Capital Corp's Senior Vice President and Chief Financial Officer in 1995. Prior to that she served as the Bank's controller since 1989 and in other capacities since 1984.

CAROL L. WIX became County Bank's Chief Operating Officer in 1996 and Executive Vice President and Chief Credit Officer in 1994. She served as Senior Vice President and Chief Credit Officer to the Bank since 1992. Prior to that she served as Regional Vice President and Manager of First National Bank of Central California and as the Executive Vice President and Senior Loan Officer of Pajaro Valley Bank, which merged with First National in 1991, from 1982 to 1992.

MICHAEL D. WELLS became County Bank's Senior Vice President and Chief Credit Officer in August 1996. He served as the Bank's Vice President, Credit Administration since October 1994. Prior to that he served as Senior Vice President of Country National Bank and in various banking positions for over 20 years.

Beneficial Ownership of Management

     The following table shows the number and percentage of shares beneficially owned (including shares subject to options exercisable within 60 days) by each nominee, as well as by existing directors, as of December 31, 1996.

                               Beneficially Owned(1)
                            -------------------------
Name of Beneficial Owner    Amount       Percentage

Lloyd H. Ahlem              6,2152         .33%
Dorothy L. Bizzini          15,693(3)      .83%
Jerry E. Callister          12,517(4)      .66%
Jack F. Cauwels             21,547(5)     1.14%
Henry DuPertuis             20,670(6)     1.09%
John D. Fawcett              3,911(7)      .21%
Thomas T. Hawker            42,559(8)     2.22%
Robert E. Holl              39,988(9)     2.12%
Bertyl W. Johnson           38,796(10)    2.05%
Tapan Munroe                 2,870(11)     .15%
James W. Tolladay           13,281(12)     .70%

All Directors               51,111        3.29%
and Executive Officers
of Capital Corp as
a group (14 in number)

The address for all persons is: Capital Corp of the West, 1160 West Olive Avenue, Merced, California 95348.

(1)Includes shares beneficially owned, directly and indirectly, together with associates and includes vested but unexercised stock options. Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investing power with respect to such shares unless otherwise noted.

(2)Includes 4,404 shares held in Ahlem Family Living Trust and 1,811 shares in vested stock options which have not been exercised to date.

(3)Includes 6,672 shares held jointly with spouse in the Atwater/Merced Veterinary Clinic Pension Fund; 4,439 shares held as trustee in the Bizzini Family Trust; and 4,582 shares in vested stock options which have not been exercised to date.

(4)Includes 2,895 shares held as trustee in Callister Family Trust and 9,622 shares in vested stock options which have not been exercised to date.

(5)Includes 12,383 shares held as trustee in Cauwels Family Trust and 9,164 shares in vested stock options which have not been exercised to date.

(6)Includes 11,506 shares held in joint tenancy with spouse and 9,164 shares in vested stock options which have not been exercised to date.

(7)Includes 1,050 shares held in joint tenancy with spouse; 1,050 shares held through Fawcett Farms, Inc.; and 1,811 shares of vested stock options which have not been exercised to date.

(8)Includes 7,401 shares held individually; 1,747 shares held by spouse; 693 held by daughter; 2,168 shares held through ESOP; and 30,550 shares of vested stock options which have not been exercised to date.

(9)Includes 31,656 shares held in joint tenancy with spouse and 8,332 shares of vested stock options which have not been exercised to date.

(10)Includes 4,887 shares held individually; 23,834 shares held in joint tenancy spouse; 1,555 shares held individually by spouse; and 8,085 shares of stock options which have not been exercised to date.

(11)Includes 928 shares held individually in an IRA; 367 shares held by spouse as trustee; and 1,575 shares of vested stock options which have not been exercised to date.

(12)Includes 1,999 shares held individually in an IRA; 1,660 shares held jointly with spouse as trustee; and 9,622 shares of vested stock options which have not been exercised to date.

PRINCIPAL SHAREHOLDERS

     As of February 28, 1997, no individuals known to the Board of Directors of Corp owned of record or beneficially five percent (5%) or more of the outstanding shares of common stock of Capital Corp, except as described below:

Name and Address               Number of Shares     Percentage of Outstanding
----------------               Beneficially Owned   Stock Beneficially Owned
                               ------------------   -------------------------
Capital Corp of the West ESOP
P.O. Box 552, Merced, CA 95341      106,247                   6.1%

Compensation and Other Transactions with Management and Others

Cash Compensation

     The following information is furnished with respect to the aggregate cash compensation paid to the chief executive officer of Capital Corp and chief operating officer of County Bank during 1996. No other executive officer of Capital Corp or its subsidiaries received aggregate cash compensation of $100,000 or more in 1996.

                         Summary Compensation Table

                                                                        Long Term Compensation
                                                           -------------------------------------------

                                 Annual Compensation              Awards            Payouts
                            --------------------------------------------------------------------------
   Name and                                    Other         Restricted                   All
   principal                                   annual        stock       Options/ LTIP    other
   position          Year   Salary    Bonus    compensation  awards      SARs     Payouts compensation

Thomas T. Hawker,    1996   $141,688  $32,650  $17,904          -          -        -       -
President and        1995   $147,875  $32,768  $ 8,602          -          -        -       -
CEO, Capital Corp    1994   $143,828  $36,000  $15,391          -          -        -       -

Carol L.Wix,         1996   $92,339   $ 5,541  $5,383           -          -        -       -
COO, County Bank     1995   $84,212   $ 7,984  $4,981           -          -        -       -
                     1994   $78,467   $13,200  $4,448           -          -        -       -


     The following information is furnished with respect to the aggregate cash compensation paid to the chief executive officer and chief operating officer during 1996. No other executive officer of Capital Corp or its subsidiaries received aggregate cash compensation of $100,000 or more in 1996.

     In the interests of attracting and retaining qualified personnel, the Company furnishes to executive officers certain incidental personal benefits.
 The incremental cost to the Company of providing such benefits to Mr. Hawker and Ms. Wix did not, for the fiscal year ended December 31, 1996, exceed 10% of the compensation to either of them reported above.

     Pursuant to his employment contract effective August 28, 1993, through February 28, 1997, Mr. Hawker receives a base salary of $135,000, adjusted annually for cost of living allowances and other salary increases if approved, use of a Company-owned automobile, various forms of insurance benefits and participation in the company's other compensation plans such as its incentive compensation program, 401(k) plan, stock option plan and ESOP plan. Pursuant to such employment contract, should Mr. Hawker be terminated for reasons other than "for cause," Mr. Hawker would receive a severance payment equal to one year's then-current salary. In addition, in the event of acquisition of Capital Corp, Mr. Hawker's employment contract will automatically terminate and Mr. Hawker will receive an acquisition payment equal to six month's then-current salary. Ms. Wix does not have an employment contract.

     In addition, Capital Corp provides Mr. Hawker and Ms. Wix with a salary continuation plan. This is a non-qualified executive benefit plan in which the Company has agreed to pay retirement benefits to them in return for continued satisfactory performance of the executives. It is an unfunded plan; the executive has no rights under the agreement beyond those of a general creditor of the Company. If the executive leaves the Company's employ, either voluntarily or involuntarily, the agreement terminates and the executive receives no benefits except those already vested. As of the date of this report, Mr. Hawker will become 50% vested in retirement benefit payments granted in 1992. He shall become vested thereafter in an additional 10% of said payments for each full succeeding year of employment thereafter and be 100% vested on August 21, 2001 provided he has been continuously employed for ten full years. The Plan is informally linked with a single premium universal life insurance policy. The Company is the owner and beneficiary of the policy.

     In July of 1996, additional benefits were extended to Mr. Hawker, and Ms. Wix and other members of executive management were added to the plan. At inception in July 1996, the Bank purchased additional single premium universal life insurance policies to cover the above mentioned executives.

     Carol Wix was granted 2,500 stock options on January 9, 1996, at an exercise price of $12.63. No other options or stock appreciation rights were granted in 1996 to persons included in the Summary Compensation Table.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR


                         % Total
                         Options/
                           SARs
                         Granted to   Exercise
              Options/   Employees     or Base      Expiration                       Grant
                SARs     in Fiscal      Price         Date         5%(1)  10%(1)  Date Present
   Name       Granted      Year        ($/Sh)                       ($)    ($)       Value $
----------------------------------------------------------------------------------------------
Carol L. Wix  2,500        8.5%       $12.63       9/16/06       $19,850  $50,325    NA


(1)In accordance with applicable regulations, the potential realizable values shown represent the product of the market price at the time of grant multiplied by the sum of one plus the assumed stock appreciation rate compounded annually over the term of the option, less the exercise price, but without any discount to present value.

     The following table shows information about options and stock appreciation rights exercised in 1996 and the value of unexercised options held by persons included in the Summary Compensation Table.

                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES

                                                               Number of            Value of
                                                              unexercised       unexercised in-the-
                                                              options/SARs         money options/
                                                                 at FYE              SARs at FYE
                                                            ----------------------------------------
                 Shares acquired on   Value realized ($)        Exercisable/        Exercisable/
Name                 exercise (#)                               unexercisable       unexercisable
----------------------------------------------------------------------------------------------------
Thomas T. Hawker          -                -                     30,550/0           $193,992/0
Carol L. Wix              -                -                   11,240/1,312       $67,791/$4,749



Employee Stock Ownership Plan (ESOP)

401(k) Plan

     The Board of Directors has established an employee profit sharing plan under Section 401(k) of the Internal Revenue Code of 1986. The purpose of the employee profit sharing plan is to provide all eligible employees with supplemental income upon retirement and increase their proprietary interest in Capital Corp. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The company provides a discretionary matching contribution equal to a percentage of the amount the employee elected to contribute. For the 1996 year, the Bank and Capital Corp provided a 25% matching contribution not to exceed 6% of the employee's salary, made payable in the form of Capital Corp common stock subject to the limitation of Section 401(k) of the Internal Revenue Code of 1986. The Plan trustees, consisting of members of Bank management, administer the Plan. The amount of contributions for the benefit of Mr. Hawker and Mrs. Wix is included in the Summary Cash Compensation table in the column entitled "Other Annual Compensation."

STOCK PERFORMANCE GRAPH

     The following graph compares the change on an annual basis in Capital Corp's cumulative total return on its common stock with (a) the change in the cumulative total return on the stocks included in the Nasdaq Composite Index for U.S. Companies and (b) the change in the cumulative total return on the stocks included in the SNL Securities "Western Bank Index," a peer industry group, assuming an initial investment of $100 on December 31, 1991. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. The common stock price performance shown below should not be viewed as being indicative of future performance.



                                              PERIOD ENDING
                          ----------------------------------------------------------
INDEX                     12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
------------------------------------------------------------------------------------
CAPITAL CORP OF THE WEST    100.00    69.57     91.30    113.04    127.50    171.26
NASDAQ - TOTAL US           100.00   116.38    133.60    130.59    184.68    227.16
WESTERN BANKS               100.00   134.30    153.87    152.34    255.47    363.20

Compensation Committee Report

     The following is the report of Capital Corp's Executive Committee with respect to compensation of executive officers of the company.

     The Executive Committee serves as the compensation committee for the Company. It is the duty of the Executive Committee to administer the Company's incentive program, benefits plans, stock option plan and long-term compensation programs. In addition, the Committee reviews the compensation levels of members of management, provides input on the performance of management and considers management succession and related matters.

     The Committee reviews the reasonableness of compensation paid to senior officers of the Company. In doing so, the members of the Committee review surveys from various sources in regards to compensation levels for those senior officers.

     The Company's Chief Executive Officer's base salary and other benefits for 1996 were based principally on the terms established under his employment agreement with the Company dated February 28, 1994 as described in the Company's proxy statement.

     The Company's incentive program is based upon the achievement of certain financial objectives. Those financial objectives are established by Management and approved by the Board of Directors prior to the start of the fiscal year. For the year 1996, the incentive program was based in part on the level of return on equity achieved by the Company excluding the impact of the Company's wholly owned real estate subsidiary. In addition for the senior officers of the Bank, incentive compensation levels were established based upon a series of multiple goals for the Company which included net interest margin, loan and deposit growth, a productivity target, certain loan quality targets and strategic planning objectives. The Committee also has the authority to provide additional incentive compensation based upon the Committee's overall assessment of the Company's performance and the individual officer's performance. In the case of the Company's Chief Executive Officer, the incentive compensation level is determined upon the basis of the Company's overall achievement of the financial objectives previously discussed as well as data provided in regards to the incentive awards provided to other CEOs of comparable institutions based upon surveys and other various studies and the Board of Directors' overall assessment of the performance of the Company's Chief Executive Officer.

     The granting of stock options is determined based upon the officer's responsibilities and relative position in the Company.

     No voting member of the Committee is a former or current officer of the Company or any of its subsidiaries. The Company's Chief Executive Officer is a non-voting member of the compensation committee.

                                Jerry E. Callister
                                Lloyd H. Ahlem
                                Jack F. Cauwels
                                John Fawcett
                                Bertyl W. Johnson
                                Thomas T. Hawker

Indebtedness of Management

TRANSACTIONS WITH MANAGEMENT

     There are no other existing or proposed material transactions between Capital Corp and any of its directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons except as follows: Jack F. Cauwels, a director of Capital Corp, is the President of the Insurance Center of Merced which sold County Bank insurance products during 1996 and expects to provide additional insurance products to County Bank during 1997. The aggregate amount of insurance premiums paid by County Bank to the Insurance Center of Merced during 1996 was $168,872.

     Henry DuPertuis, a director of Capital Corp, is the founder of the architectural firm of DuPertuis, Scott Architects, which provided architectural work to County Bank during 1996. The firm is involved in the construction of the new administrative building and branch, which will be
completed in August 1997.   The aggregate amount of payments for services
rendered paid by County Bank to DuPertuis, Scott Architects during 1996 was $163,603.

     Robert E. Holl, a director of Capital Corp, is the owner and president of Bob Holl Sheet Metal, which provided heating/air conditioning work to County Bank during 1996. The aggregate amount of payments for services rendered paid by County Bank to Bob Holl Sheet Metal during 1996 was $9,603.

     In accordance with its policies, Capital Corp obtains competitive bids for the kinds of products and services referred to above from independent parties before selecting a vendor of such products and services.

Reports Required Under Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires of each person (i) who owns more than 10% of any class of security which is registered or (ii) who is a director or an officer of the issuer of such security to file with the Securities and Exchange Commission certain reports regarding the beneficial ownership of such person of the registered security. Capital Corp has established a procedure to aid persons who are officers and directors of Capital Corp in timely filing reports required by the Exchange Act.

     The Board of Directors is required to disclose unreported filings from prior years of which the Board of Directors has knowledge. The Board of Directors has no knowledge of any late filings or any unreported filings from 1996 or prior years.

Shareholder Proposals

     Subject to regulations promulgated under the Exchange Act, proposals of Shareholders intended to be presented at Capital Corp's 1997 Annual Meeting must be received by Capital Corp not later than November 14, 1997, to be included in the 1997 proxy statement.

Other Matters

The Board of Directors of Capital Corp know of no other matters which will be brought before their respective Meetings, but if such matters are properly presented to either Meeting, proxies solicited hereby relating to the Meetings will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the appropriate Meeting.

     If any shareholder would like a copy of Capital Corp's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, it can be obtained without charge (except for certain exhibits) by contacting Karen Venditti, Secretary, Capital Corp of the West, 1160 West Olive Avenue, Suite A, Merced, California 95348-1952.

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     REVOCABLE PROXY                                        REVOCABLE PROXY

                            CAPITAL CORP OF THE WEST

       PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 1997

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Corp of the West, a California corporation (the "Company"), and the accompanying Proxy Statement dated March 10, 1997, and revoking any proxy heretofore given, hereby constitutes and appoints Thomas T. Hawker and Janey E. Boyce, or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of the Shareholders of the Company to be held at Merced, California, on May 8, 1997, at 7:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.

                  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
            PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE
                       IN THE ENCLOSED POST-PAID ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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

                            CAPITAL CORP OF THE WEST
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                            ]

The Proxy is solicited by, and on behalf of, the Board of Directors and may be revoked prior to its exercise.

1.   ELECTION OF CLASS 1 DIRECTORS FOR A TERM          For   Withhold  For All
     OF THREE YEARS --                                 All     All      Except
     NOMINEES:  Lloyd H. Ahlem; Dorothy L. Bizzini;    / /     / /       / /
     and Jerry E. Callister.

     (INSTRUCTIONS: TO WITHHOLD A VOTE FOR ONE OR MORE NOMINEES, STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE. TO VOTE FOR ALL NOMINEES EXCEPT ONE WHOSE NAME IS STRUCK, CHECK "FOR ALL EXCEPT" BELOW. TO VOTE AGAINST OR WITHHOLD A VOTE AS TO ALL NOMINEES, CHECK "WITHHOLD" BELOW.)



I/WE do____ or do not____ expect to attend this meeting.

2.   OTHER BUSINESS.  The proxies are authorized       For    Against   Abstain
     to vote in their discretion on such other         / /      / /        / /
     business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote for the election as directors of the nominees names above. The Proxy, when properly executed and returned to Capital Corp of the West, will be voted in the manner directed. If no direction is made, this Proxy will be voted "FOR" the election as directors of the nominees named above. If other business is presented, this Proxy shall be voted in accordance with the best judgement of the proxy holders.

To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.


                              Dated:                                  , 1997
                                    ----------------------------------


Signature(s)
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Please sign exactly as your name(s) appear(s).  When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign.

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